UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                       -----------------------

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

                       -----------------------

          Date of Report (Date of earliest event reported):
                           January 2, 2004


                   United States Steel Corporation
---------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

       600 Grant Street, Pittsburgh, PA              15219-2800
       ----------------------------------             ----------
       (Address of principal executive               (Zip Code)
                   offices)

                            (412) 433-1121
                    ------------------------------
                   (Registrant's telephone number,
                         including area code)

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

         99.1 Press Release dated January 2, 2004, titled "U. S. Steel Reports on Pension Fund Contribution, Fourth Quarter 2003 Charge and Other Business Matters."

Item 12. Disclosure of Results of Operations and Financial Condition

On January 2, 2004, United States Steel Corporation issued a press release titled "U. S. Steel Reports on Pension Fund Contribution, Fourth Quarter 2003 Charge and Other Business Matters." A copy of the press release in substantially the form released is attached as Exhibit 99.1.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION



By   /s/ Larry G. Schultz
     --------------------
     Larry G. Schultz
     Vice President & Controller



Dated:  January 5, 2004